Lease Revenue (Schedule Of Contracted Minimum Future Lease Payments Receivable From Lessees For Equipment On Non-cancelable Operating Leases) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2014
Lease Revenue [Abstract]
2015	$ 4,459,834
2016	3,857,719
2017	3,157,366
2018	2,390,909
2019	1,771,627
Thereafter	5,034,180
Contracted minimum future lease receivables	$ 20,671,635
Maximum years until lease agreements expire	14 years